Exhibit 10.2
                        Schedule of Executed Lease Agreements
                      By and Between Sterling House Corporation

Sterling House Corporation has entered into the following leases with Nationwide Health Properties, Inc. which vary only in the following material respects from Exhibit 10.1.

Location                                     Date of Lease
--------                                     -------------
10875 St. Augustine Rd.                        04/01/97
Jacksonville, FL  32257

2232 Dora Ave.                                 04/29/97
Tavares, FL  32778